ENERGY RECOVERY INC







Energy Recovery Inc

Expanding Energy Efficient Technologies to New Horizons

April 9, 2012

Safe Harbor

This presentation contains forward-looking statements within the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this presentation include comments about water cost trends, projections pertaining to the global market for energy recovery devices, future revenue expectations for the Company, and anticipated product development activities and initiatives. These statements represent our current expectations about future events, are based on assumptions, and involve risks and uncertainties.

Because such forward-looking statements involve risks and uncertainties, the Company's actual results may differ materially from the predictions in those forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, delays in or cancellation of the construction of desalination plants, risks that our market diversification and other strategic efforts will not yield intended benefits, political unrest, the inability of our customers to obtain project financing, delays in governmental approvals, changes in delivery times, the global economic crisis, our ability to develop other energy recovery solutions for markets outside of desalination, and other risks detailed in the Company's filings with the Securities and Exchange Commission (SEC). All forward-looking statements are made as of today, and the Company assumes no obligation to update such statements. For more details relating to the risks and uncertainties that could cause actual results to differ materially from those anticipated in our forward-looking statements, please refer to the Company's SEC filings.

Energy Recovery Inc



Background

- Established in 1992; Headquarters in California
- NASDAQ: ERII
- Market Cap ~ $117M (as of April 2, 2012)
- Revenue: $28M
- Employees: 98
- Global Presence: Offices in Dubai, Madrid, Shanghai
- Saving ~10 billion kWh energy per year, which is equivalent to $1 billion per year

Solutions & Markets

- High-efficiency energy recovery devices (ERDs) and pumps
- Manufacturing expertise regarding fluid flow applications
- Market leader in ERDs – over 60% market share
- Solutions for desalination, oil & gas, water distribution
- Products: PX™ Pressure Exchanger, turbocharger, and reverse-osmosis pumps
- More than 12,000 installations globally

Key Financial Metrics

Key Statistics as of FY 2011 (000's):

Total Cash & Equivalents	$ 52,330
Shares Outstanding	52,645
Market Capitalization[1]	$ 117,398
Debt	$ 185

(1) Market Cap as of April 02, 2012



Revenue ($ in 000's)
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Earnings Per Share - Diluted
$0.30
$0.20
$0.10
$-
$(0.10)
$(0.20)
$(0.30)
$(0.40)
$(0.50)
$(0.60)
2003
2004
2005
2006
2007
2008
2009
2010
2011
$4,045
$4,047
$10,689
$20,058
$35,414
$52,119
$47,014
$45,853
$28,047
$0.01
$(0.02)
$0.02
$0.06
$0.14
$0.18
$0.07
$(0.07)
$(0.50)
Revenue
EPS - diluted

NOTES: Total Cash and Equivalents includes cash and cash equivalents, current and non-current restricted cash, and short- and long-term investments. Debt includes current portion of long-term debt and current and non-current capital lease obligations.

Clients

Water Remains a Global Crisis


97.5%
SEAWATER
2.5%
FRESHWATER
30%
GROUNDWATER
70%
ICE & SNOW COVER MOUNTAINS
0.3%
FRESHWATER LAKES & RIVERS

Less than 1% is Fresh


Guizhou Province, China
Severe drought


Lake Mead
Arizona/Nevada


Years of drought
Rajasthan, India

- Per capita consumption is increasing
- Population is growing
- Rivers and lakes are being drained
- Water tables are plummeting

☑ Recycle

☑ Reuse

Not Enough!


Desalination

Desalination — Affordable Solution



$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$/m³
Steam
Elec. Power
Maintenance
Capex charges
London
Tokyo
NYC
Municipal Water Cost*
1972 Thermal
1982 SWRO
1992 SWRO
2002 SWRO
2010 SWRO

* Average water cost for Barcelona, Los Angeles, Perth, San Diego, and Sydney
Source: 2010 GWI Water Tariff Survey

Energy Recovery Device (ERD) Industry Forecast

(in thousands)


Global capital expenditure on ERDs
$200,000
$150,000
$100,000
$50,000
$0
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
GWI ERD Market – Actual
GWI ERD Market – Forecast

Source: GWI Market Forecast (March 2012)

ERD Market vs. ERI Revenues (Shifted by 1 Year)



(in thousands)
Spending on water is:
→ Extremely conservative
→ Affected by politics
→ Tied to capital markets
→ Very unpredictable
$200,000
$150,000
$100,000
$50,000
$0
Global capital expenditure on ERDs
{1-Year Time Shift}
Collapse of Credit Markets
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
GWI ERD Market – Actual
GWI ERD Market – Forecast
ERI Revenue
ERI Revenue (Forecast)

Source: GWI Market Forecast (March 2012)

★ In accordance with guidance communicated on 3/8/2012

Long-Range Global Trend vs. ERI Market Trend

(in thousands)



$200,000
$150,000
$100,000
$50,000
$0
Global capital expenditure on ERDs
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
Industry Growth Forecast (25+ % CAGR)
ERI
Expected to mirror industry
GWI ERD Market – Actual
GWI ERD Market – Forecast
ERI Revenue
ERI Revenue (Forecast)

Source: GWI Market Forecast (March 2012)

★ In accordance with guidance communicated on 3/8/2012

Long-Range Global Trends

(in thousands)



$200,000
$150,000
$100,000
$50,000
$0
Global capital expenditure on ERDs
GROWTH
• Moderate competition
• High ASPs
• High GM
• Larger projects
COMPRESSION
• Higher competition
• Lower ASPs
• Lower GM
• Smaller projects
GROWTH¹
• Industry growth of 25%+
• Market share gains
• Increased profitability (higher ASPs, reduced costs)
• Increased growth from new markets
ERI
¹Estimated growth
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
GWI ERD Market – Actual
GWI ERD Market – Forecast
ERI Revenue
ERI Revenue (Forecast)

Source: GWI Market Forecast (March 2012)

In accordance with guidance communicated on 3/8/2012

Rapidly Growing Market



Headquarters
San Leandro, California
Madrid, Spain
Dubai, UAE
Shanghai, China
Sales Offices
Device Installations

ERI
ENERGY RECOVERY INC







The Technology

Desalination *With* Energy Recovery

ERI-PX Technology


Membrane
Low-pressure fresh water exits the plant (40%)
High-pressure seawater
High-pressure pump flow (40%)
$$$$
$
Pump
High-pressure seawater flow (60%)
High-pressure reject stream flow (60%)
ERI
Low-pressure seawater enters the plant
Low-pressure reject stream

- PX Pressure Exchanger™ technology is up to 98% efficient
- Reduces energy consumption by ~ 60%

  (10 kWh/K gal)

Unique Technology and Elegant Design





- Only one moving part
- Engineered ceramics
  - Tremendous durability
  - No corrosion
- 98% efficiency
- 25-year design life
- No scheduled maintenance
- Low life-cycle costs
- Minimal footprint
- Protected by US and foreign patents

Competitive Matrix



Low Capex vs. High Efficiency
Isobaric (95%)
Centrifugal (80%)
ERI
FLOWSERVE
ERI
FEDCO

ERI ENERGY RECOVERY INC







Moving Beyond Water

Core Competencies





Beyond Water



Material Science
Advanced Ceramics



Energy Recovery
Fluid Dynamics

Materials Science Expertise

New Addressable Markets


HIGH TECH
STRUCTURAL
CERAMICS


ALUMINA RAW MATERIAL
BLENDING & SPRAY DRY PROCESS
PROCESSED POWDER
PRESSING PROCESS
GREEN MACHINING
FIRING PROCESS
HARD GRINDING
FINISHED CERAMIC COMPONENT
Continuous Research & Development
ADVANCED CERAMIC MATERIAL SCIENCE

Targeting an Addressable Market 12 Times the Size of Desalination


$2.4 Billion
Total Addressable Market
Ceramics
Water
Chemical / Food
Processing
Mining
Oil & Gas
Desalination

$200 Million Addressable Market

Evolving Rapidly to Many Products, Many Markets


One product,
One market

ERI ENERGY RECOVERY INC

THANK YOU!

ERI ENERGY RECOVERY INC





Appendix

Barcelona (Spain) 200,000 m^3/ day (53 MGD)



Al Shoaibah (Saudi Arabia) 150,000 m^3/day (40 MGD)



ERI PX is Superior to Competitor's Products


PX vs. DWEER Footprint

DWEER

- Complicated double chamber
- 7 moving parts
- Metallic
- 4x larger footprint
- Primary competition





Pelton Wheels / Hydraulic Turbochargers

- Maximum 80% efficiency

Rapid Growth & Execution

→ Mega Plants

→ Achieving 60% global market share



Project	Company	m³/ d
Hadera, Israel	IDE	388,000
Torrevieja, Spain	ACCIONA Agua	240,000
Barcelona, Spain	DEGREMONT	200,000
Hamma, Algeria	GE Water	200,000
Beni Saf, Algeria	GEIDA	200,000
Tlemcen Souk Tleta, Algeria	HYFLUX	200,000
Mostaganem, Algeria	INIMA | AQUALIA	200,000
Tlemcen Hounaine, Algeria	GEIDA	200,000
Shuaibah III, Saudi Arabia	DOOSAN	150,000
Adelaide, Australia	ACCIONA Agua	150,000
Shuwaikh, Kuwait	DOOSAN	140,000
Perth, Australia	DEGREMONT	140,000
Cape Preston, Australia	IDE	140,000
Fouka, Algeria	ACCIONA Agua	120,000
Chennai Minjur, India	BEFESA	100,000
Skikda, Algeria	GEIDA	100,000
Tianjin, China	HYFLUX	100,000
Oued Sebt, Algeria	BIWATER	100,000
Hamriyah, UAE	AQUA Engineering	90,000
Paraguana, Venezuela	ACCIONA Agua	75,000
Bajo Almanzora, Spain	BEFESA | AQUALIA	65,000
Alicante II, Spain	INIMA	65,000
Swakopmund, Namibia	KEYPLAN	65,000
Cartagena, Spain	COBRA | TEDAGUA	63,000
Tordera, Spain	ACCIONA | AQUALIA	60,000
Larnaca, Cyprus	IDE	60,000
Dhekelia, Cyprus	CADAGUA	40,000

ERI Key Financial Metrics

$ in thousands

	2011	2010
Revenue	$28,047	$45,853
Gross Margin	28%	48%
Net Income	($26,443)	($3,608)
EPS	($0.50)	($0.07)
Cash & Equivalents	$52,330	$62,218
Shares Outstanding	52,645	52,596
Market Capitalization	$135,824	$192,501

NOTE: Cash & Equivalents include restricted cash, short-term investments, and long-term investments. Market Cap is as of Dec 31, 2011.